UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2014

OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd, Petaluma, CA
(Address of principal executive offices)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

Attached is a letter to stockholders from our Chief Executive Officer, Jim Schutz. The letter will be mailed to stockholders on or about August 1, 2014 with our proxy statement for our annual stockholders’ meeting and our annual report.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to, and shall not be deemed to be "filed" for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. By filing this Current Report on Form 8-K and furnishing the information contained in this Item 7.01, including Exhibit 99.1, we make no admission as to the materiality of any such information that we are furnishing.

Except for historical information herein, matters set forth in this report are forward-looking within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about our commercial and technology progress and future financial performance. These forward-looking statements are identified by the use of words such as “generate,” “launching,” “continue,” “expects,” “believes,” and “intends,” among others. Forward-looking statements in this letter are subject to certain risks and uncertainties inherent in our business that could cause actual results to vary, including such risks that regulatory clinical and guideline developments may change, scientific data may not be sufficient to meet regulatory standards or receipt of required regulatory clearances or approvals, clinical results may not be replicated in actual patient settings, protection offered by our patents and patent applications may be challenged, invalidated or circumvented by our competitors, the available market for our products will not be as large as expected, our products will not be able to penetrate one or more targeted markets, revenues will not be sufficient to fund further development and clinical studies, we may not meet our future capital needs, and our ability to obtain additional funding, as well as uncertainties relative to varying product formulations and a multitude of diverse regulatory and marketing requirements in different countries and municipalities, the uncertainties associated with effecting a spin-off of a separate public company, and the discretion of our Board of Directors to delay or cancel the spin-off prior to execution, and other risks detailed from time to time in our filings with the Securities and Exchange Commission including our annual report on Form 10-K for the year ended March 31, 2013. We disclaim any obligation to update these forward-looking statements, except as required by law.

Item 9.01       Financial Statements and Exhibits.

Exhibits

99.1	Letter to Stockholders from Jim Schutz, Chief Executive Officer and Robert Miller, Chief Financial Officer and Chief Operating Officer of Oculus Innovative Sciences, Inc., dated July 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2014	Oculus Innovative Sciences, Inc.

/s/ Robert Miller
Robert Miller
Chief Financial Officer